Summary Prospectus May 1, 2015 Class I and P Shares Precious Metals Portfolio
This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”) and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s prospectus, as may be supplemented or amended from time to time, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.pacificlife.com/PacificSelectFund.htm. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time)
Annuity Financial Advisors:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(5 a.m. – 5 p.m. Pacific time)
The Fund’s statutory prospectus and statement of additional information, both dated May 1, 2015, as may be supplemented or amended from time to time, are incorporated by reference into this summary prospectus.

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.71%	0.71%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.94%	0.74%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$96	$300	$520	$1,155
Class P	$76	$237	$411	$918

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 20% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in investments related to precious metals. These investments are typically equity securities of U.S. and foreign companies that are engaged in or derive significant revenue (i.e., at least 50% of their revenue) from the exploration, mining, development, production or distribution of gold, silver, platinum, or other precious metals, with a primary focus on those investments related to gold. The Fund typically invests a significant amount of its assets in companies that are engaged in or derive significant revenue from gold-related activities, but it may also invest in companies engaged in or that derive significant revenue from activities related to other precious metals. The Fund may also invest in small-, mid- and large-capitalization companies. The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region and may focus its investments in a smaller number of holdings.

The performance of the Fund is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods. However, the actual performance of the Fund may be correlated with those traditional investments over short- or long-term periods. The performance of the Fund is also generally expected to have a higher correlation to the price of gold over long-term periods, although the actual performance of the Fund may not be correlated with the price of gold over short- or long-term periods, including if the Fund has sizable non-gold-related holdings. The Fund is generally intended to complement a balanced portfolio of traditional equity and debt investments as a means of seeking diversification and is not intended to be a complete investment program.

The Fund may invest without limit in equity securities of foreign issuers, including American Depositary Receipts (“ADRs”) and similar instruments, and may invest up to 40% of its assets in emerging market countries. The Fund’s foreign securities positions are typically denominated in non-U.S. currencies. The Fund may invest up to 25% of its assets in debt securities of U.S. and foreign companies that are engaged in or derive significant revenue (i.e., at least 50% of their revenue) from activities related to precious metals.

When selecting securities for investment, the sub-adviser takes a disciplined approach to risk management through top-down analysis and bottom-up stock selection. In the top-down analysis, the sub-adviser considers factors such as geopolitical risks, the relative strength of the U.S. dollar, jewelry demand, inflation expectations, the seasonality of gold and other precious metals, investment demand and relative valuation levels for the precious metals universe. From a bottom-up perspective, the sub-adviser looks for companies that are positioned to improve their relative value over time. The sub-adviser may sell a holding when it changes its country or industry and sector views, the valuation target or investment objective is reached for that position, there is deterioration in the underlying fundamentals of the business or a significant change in the price of the issuer, or the sub-adviser identifies a more attractive investment opportunity.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Correlation Risk: A Fund that represents an alternative or non-traditional investment strategy may have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods; however, its actual performance may be correlated with traditional equity and debt investments over short- or long-term periods. Should there be periods when performance is correlated, any intended diversification effect of including such alternative or non-traditional Fund as part of an asset allocation strategy may not be achieved, which may result in increased volatility in the asset allocation strategy.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Geographic Focus Risk: Focusing investments in a single country, limited number of countries, or particular geographic region increases the risk that economic, political, social, or other conditions in those countries or that region will have a significant impact on performance.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Industry Concentration Risk: Concentrating investments in a single industry or group of related industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or group of related industries. Because the Fund has a policy to concentrate its investments in investments related to precious metals, the Fund may perform poorly during a downturn in those industries.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage, changes in markets in which the issuer offers good or services, and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes.

• Non-Diversification Risk: A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

• Precious Metals Risk: Companies engaged in precious metals-related activities may be adversely affected by drops in the prices of the precious metals themselves, and the prices of precious metals can be volatile. Focusing investments in precious metals-related companies and investments makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting precious metals-related companies and investments, and the impact may be disproportionate to the broader market. Fluctuations in the prices of precious metals may affect the profitability of companies in these industries; however, changes in the value of companies engaged in a precious metals-related business may not directly correlate with changes in the value of the related precious metal.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Small-Capitalization Companies Risk: Small-capitalization companies may be riskier, more susceptible to liquidity risk and price volatility risk and more vulnerable to economic, market and industry changes than larger more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies.

• Small Number of Holdings Risk: Because performance is dependent on a smaller number of holdings, the Fund may be more adversely impacted by price volatility risk than funds with a greater number of holdings.

• Underlying Fund Risk: Because the Fund may serve as an underlying fund of one or more “fund of funds” of the Trust and thus have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

• Value Companies Risk: Value companies are those that are thought to be undervalued and trade for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The table below compares Fund performance to a broad-based securities market benchmark index and to a precious metals sector index which is comprised of securities that are more representatvie of the Fund's investment strategies than those in the broad-based benchmark index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2014: 15.81%; Q2 2013: (34.95%)

Average Annual Total Returns (For the periods ended December 31, 2014)	1 year	Since Inception
Class I (incepted September 28, 2012)	(7.99%)	(32.97%)
Class P (incepted September 28, 2012)	(7.80%)	(32.84%)
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	13.69%	19.67%
FTSE Gold Mines Index (reflects no deductions for fees, expenses or taxes)	(14.18%)	(37.18%)

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Wells Capital Management Incorporated. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Michael Bradshaw, CFA, Senior Portfolio Manager and Managing Director	Since Inception
Oleg Makhorine, Associate Portfolio Manager	Since Inception

Purchase and Sale of Shares

Class I shares of the Fund are offered at net asset value (“NAV”) and are available only as an underlying investment option for variable life insurance and variable annuity products (“variable products”) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the Fund – you choose investment options through your variable product. The insurance companies then invest in the Fund if you choose it as an investment option, and redeem shares of the Fund if you choose to decrease that investment option. Any minimum initial or subsequent investment requirements, and procedures for purchase or redemption of shares of the Fund that apply to your variable product should be described in the prospectus for the variable product. Class P shares of the Fund are offered at NAV and are only available to Portfolio Optimization Portfolios.

Tax Information

Because the only shareholders of the Fund are the insurance companies offering the variable products or the Portfolio Optimization Portfolios, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to Broker-Dealers and Other Financial Intermediaries

Pacific Select Distributors, LLC (“PSD”), the Distributor for the Fund and for the variable products, pays commissions and related compensation to the broker-dealers or other financial intermediaries that sell the variable products. Class I shares of the Fund pay a service fee to PSD that can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable contract and the Fund over another investment. Ask your salesperson for more information. Class P shares, which are only available to the Portfolio Optimization Portfolios, do not pay a service fee to PSD.